VIRTUS SGA Emerging Markets Equity Fund
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2024
($ reported in thousands)
	Shares	Value
Common Stocks—99.5%
Communication Services—9.0%
Kakao Corp. (South Korea)	375,894	$ 11,100
NAVER Corp. (South Korea)	231,993	28,129
Tencent Holdings Ltd. (China)	393,028	18,743
		57,972

Consumer Discretionary—17.3%
adidas AG (Germany)	54,950	13,123
Fast Retailing Co., Ltd. (Japan)	121,855	30,719
H World Group Ltd. (China)	4,753,872	15,828
MercadoLibre, Inc. (Uruguay)(1)	18,703	30,737
Yum China Holdings, Inc. (China)	695,796	21,509
		111,916

Consumer Staples—30.3%
Budweiser Brewing Co. APAC Ltd. (Hong Kong)	13,287,722	15,654
China Mengniu Dairy Co., Ltd. (China)	6,752,772	12,106
CP ALL PCL Foreign Shares (Thailand)	19,488,934	29,209
Fomento Economico Mexicano SAB de C.V. Sponsored ADR (Mexico)	238,229	25,645
Heineken N.V. (Netherlands)	232,246	22,460
L’Oreal S.A. (France)	41,189	18,088
Raia Drogasil S.A. (Brazil)	4,251,553	19,577
Unilever plc Sponsored ADR (United Kingdom)	464,427	25,539
Wal-Mart de Mexico SAB de C.V. (Mexico)	8,073,131	27,575
		195,853

Financials—24.7%
AIA Group Ltd. (Hong Kong)	3,638,617	24,695
Bajaj Finance Ltd. (India)	226,552	19,332
Bank Central Asia Tbk PT (Indonesia)	45,370,271	27,499
HDFC Bank Ltd. ADR (India)	666,241	42,860
Sanlam Ltd. (South Africa)	4,440,730	19,751
XP, Inc. Class A (Brazil)	1,466,693	25,799
		159,936

Information Technology—16.2%
Infosys Ltd. Sponsored ADR (India)	1,959,288	36,482
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	1,071,967	31,920
	Shares	Value

Information Technology—continued
Tata Consultancy Services Ltd. (India)	431,127	$ 20,185
TOTVS S.A. (Brazil)	2,976,291	16,212
		104,799

Materials—2.0%
Asian Paints Ltd. (India)	373,358	13,061
Total Common Stocks (Identified Cost $659,560)		643,537

Total Long-Term Investments—99.5% (Identified Cost $659,560)		643,537

TOTAL INVESTMENTS—99.5% (Identified Cost $659,560)		$643,537
Other assets and liabilities, net—0.5%		3,458
NET ASSETS—100.0%		$646,995

Abbreviations:
ADR	American Depositary Receipt
PCL	Public Company Limited

Footnote Legend:
(1)	Non-income producing.

Country Weightings†
India	20%
China	11
Brazil	10
Mexico	8
Hong Kong	6
South Korea	6
Taiwan	5
Other	34
Total	100%
† % of total investments as of June 30, 2024.
The following table summarizes the value of the Fund’s investments as of June 30, 2024, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at June 30, 2024	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$643,537	$643,537
Total Investments	$643,537	$643,537
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at June 30, 2024.
There were no transfers into or out of Level 3 related to securities held at June 30, 2024.
See Notes to Schedule of Investments

VIRTUS SGA Emerging Markets Equity Fund NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2024
Note 1. Security Valuation
The Fund’s Board of Trustees has designated the investment adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940. The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the investment adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the investment adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, and restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the investment adviser’s Valuation Committee are generally categorized as Level 3 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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